     As filed with the Securities and Exchange Commission on August 15, 2000

                                                     Registration No. 333-______

================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ____________

                             COMMAND SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                            06-1135009
(State or other jurisdiction of incorporation or          (I.R.S. Employer Identification Number)
              organization)

                             76 Batterson Park Road
                              Farmington, CT 06032
                                 (860) 409-2000

   (Address, including zip code, of registrant's principal executive offices)

                      COMMAND SYSTEMS, INC. 1997 EMPLOYEE,
                 DIRECTOR AND CONSULTANT STOCK PLAN, AS AMENDED

                            (Full title of the plan)

                                  ____________

                              MR. EDWARD G. CAPUTO
                     President and Chief Executive Officer
                             COMMAND SYSTEMS, INC.
                             76 Batterson Park Road
                             Farmington, CT  06032
                                 (860) 409-2000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  ____________

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                             WARREN J. NIMETZ, ESQ.
                          Fulbright & Jaworski L.L.P.
                                666 Fifth Avenue
                            New York, New York 10103
                                 (212) 318-3000
                           Facsimile: (212) 318-3400

                                  ____________

================================================================================

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
Title of Securities to be registered    Amount to be      Proposed maximum offering    Proposed maximum aggregate       Amount of
                                       registered (1)          price per share               offering price         registration fee
Common Stock, $.01 par value per          500,000 (2)               $1.75 (3)                   875,000                  $231.00
share
====================================================================================================================================

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, an additional indeterminable number of shares are also being registered to cover any adjustments required by anti-dilution provisions in the number of shares issuable upon the exercise of options granted under the Command Systems, Inc. (the "Company") 1997 Employee, Director and Consultant Stock Plan (the "1997 Plan").
(2) Represents additional shares which may be granted under the 1997 Plan. The Company has previously filed a registration statement on Form S-8 (Registration No. 333-82719) registering 484,00 shares, of which 427,500 shares were authorized for issuance pursuant to the 1997 Plan.
(3) The price is estimated pursuant to Rule 457(h) of the Securities Act of 1933, as amended (the "Act"), solely for the purpose of calculating the registration fee and is the product resulting from multiplying 500,000, the number of additional shares registered by this Registration Statement as to which options may be granted under the 1997 Plan, by $1.75, the average of the high and low prices of the Company's Common Stock as reported on The Nasdaq National Market on August 12, 2000.

                                EXPLANATORY NOTE

     The contents of the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission filed on July 13, 1999 (Registration No. 333-82719), relating to the registration of 484,000 shares of Common Stock, of which 427,500 shares of Common Stock were authorized for issuance under the 1997 Plan is incorporated by reference in its entirety herein in accordance with General Instruction E to Form S-8. This Registration Statement provides for the registration of an additional 500,000 shares of Common Stock authorized for issuance under the 1997 Plan.

Item  8.       Exhibits.

     5              Opinion of Fulbright & Jaworski L.L.P.

     23.1           Consent of Ernst & Young LLP, independent auditors.

     23.2           Consent of Fulbright & Jaworski L.L.P. (contained in their opinion constituting Exhibit 5).

     24             Power of Attorney (included in signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington, Connecticut on the 14th day of August, 2000.

                                    COMMAND SYSTEMS, INC.

                                    By:  /s/ Edward G. Caputo
                                       ------------------------------------
                                       Edward G. Caputo
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Edward G. Caputo and Stephen L. Willcox, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and any registration statement relating to the offering hereunder pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                          Title                                           Date
---------                          -----                                           ----
/s/ Edward G. Caputo               President, Chief Executive Office and           August 14, 2000
--------------------------------   Chairman of the Board (Principal executive
Edward G. Caputo                   officer)

/s/ Stephen L. Willcox             Executive Vice President, Chief Financial       August 14, 2000
--------------------------------   Officer, Secretary and Director (Principal
Stephen L. Willcox                 financial and accounting officer)

/s/ John T. Crawford               Director                                        August 14, 2000
--------------------------------
John T. Crawford

/s/ John J.C. Herndon              Director                                        August 14, 2000
--------------------------------
John J.C. Herndon

/s/ Theodore Ketterer              Director                                        August 14, 2000
--------------------------------
Theodore Ketterer

/s/ James M. Oates                 Director                                        August 14, 2000
--------------------------------
James M. Oates

/s/ Joseph D. Sargent              Director                                        August 14, 2000
--------------------------------
Joseph D. Sargent


INDEX TO EXHIBITS

Exhibit        Description
-------        -----------
No.
---

5              Opinion of Fulbright & Jaworski L.L.P.

23.1           Consent of Ernst & Young LLP, independent auditors.

23.2 Consent of Fulbright & Jaworski L.L.P. (contained in their opinion constituting Exhibit 5).

24             Power of Attorney (included in signature page).